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                                                   Filed pursuant to Rule 497(e)
                          of the Securities and Exchange Act of 1933, as amended
                                                       Registration No. 33-46137

                   CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                               LIQUID ASSET FUND

                 SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1996

     Cadre Financial Services, Inc., the current investment adviser (the "Current Adviser") to the California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), an investment portfolio of Hospital and Health Facilities Trust (the "Trust"), and Cadre Securities, Inc. (the "Current Distributor"), an affiliate of the Current Adviser which serves as distributor of shares of the Fund, have entered into an agreement pursuant to which the assets of the Current Adviser and the Current Distributor will be acquired by AMBAC Investment Management, Inc. ("AIMI") and AMBAC Securities Inc. ("ASI"), respectively (the "Transaction"). The Transaction, which is subject to various conditions, including the approval of a new Management and Investment Advisory Agreement between the Trust and AIMI and a new Distribution Agreement between the Trust and ASI (collectively, the "New Agreements"), is expected to close on or about December 2, 1996. If consummated, the Transaction will constitute an "assignment," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the existing Management and Investment Advisory Agreement between the Trust and the Current Adviser and of the existing Distribution Agreement between the Trust and the Current Distributor (collectively, the "Existing Agreements"), and will therefore result in the automatic termination of the Existing Agreements in accordance with their terms, as required by the 1940 Act.

     To assure continuity in the investment advisory and distribution services being provided to the Fund, at a meeting held on October 22, 1996, the Board of Trustees of the Trust (the "Board"), including a majority of the trustees who are not "interested persons" of the Trust, as defined by the 1940 Act, unanimously approved new agreements pursuant to which AIMI would serve as the investment adviser of the Fund and ASI would serve as distributor of the Fund's shares, effective upon the closing of the Transaction (the "New Agreements"). These approvals reflect the conclusion of the Board that the New Agreements are in the best interests of the Fund and its shareholders. Under the New Agreements, the Fund would receive from AIMI and ASI the same services it now receives under the Existing Agreements from the Current Adviser and the Current Distributor, without any change in the fees being paid by the Fund.

     The proposed agreement with AIMI (but not the agreement with ASI) is subject to approval by shareholders of the Fund. In this regard, a meeting of shareholders of the Fund will be held on November 26, 1996, at which time shareholders will have the opportunity to vote on the proposed agreement.

     AIMI and ASI are subsidiaries of AMBAC Inc. ("AMBAC"), a publicly held company which is listed on the New York Stock Exchange. Through various subsidiaries, AMBAC is an insurer of municipal and structured finance obligations and a provider of investment contracts and interest rate swaps to states, municipalities, municipal authorities and other entities in connection with their financings. Since 1995, AIMI has served as the investment adviser of AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $95.4 million as of September 30, 1996. AMBAC, through various subsidiaries, also manages its own investment portfolios with total assets of approximately $5 billion as of September 30, 1996.

                The date of this Supplement is October 23, 1996